SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 30, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-113136 (Commission File No.)	33-0629768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

(Former name or former address, if changed since last report)      N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Signatures

Item 8.01. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-113136) filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2004 and Amendment No. 1 thereto filed with the Commission on March 29, 2004 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated May 19, 2004 and the related Prospectus Supplement, dated August 17, 2004 (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on August 23, 2004, with respect to the Registrant’s Auto Loan Backed Notes, Series 2004-C (the “Offered Notes”).

     The Offered Notes were sold to Wachovia Capital Markets, LLC (“Wachovia”), Credit Suisse First Boston LLC (“CS First Boston”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill” and, together with Wachovia and CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of August 17, 2004 (the “Underwriting Agreement”) between the Registrant and Wachovia, as representative of itself, CS First Boston and Merrill.

     The Notes were issued pursuant to an Indenture dated as of August 1, 2004 (the “Indenture”) among Onyx Acceptance Owner Trust 2004-C (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”).

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of August 1, 2004 (the “Trust Agreement”) among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of August 1, 2004 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $216,433,220.01 (the “Initial Cut-Off Pool Balance”) as of August 1, 2004 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before August 24, 2004 (the “Subsequent Cut-Off Date”) with a total principal balance of $86,399,157.10 (the “Subsequent Cut-Off Pool Balance”). Additionally, the

Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $147,169,964.29 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until September 30, 2004.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$216,433,220.01
Number of contracts	14,290
Average principal balance outstanding	$15,145.78
Average original amount financed	$15,357.02
Original amount financed (range)	$2,049.58 - $75,000.00
Weighted average APR	9.60%
APR (range)	1.90% to 25.00%
Weighted average original term	60.61 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.76 mos.
Remaining term (range)	8 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of Initial	% of Initial	Principal	% of Initial Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.001% to 3.000%	18	0.13%	$318,740.36	0.15%
3.001% to 4.000%	504	3.53%	9,551,320.42	4.41%
4.001% to 5.000%	1,206	8.44%	23,822,842.61	11.01%
5.001% to 6.000%	1,282	8.97%	25,184,991.28	11.64%
6.001% to 7.000%	1,397	9.78%	26,333,672.75	12.17%
7.001% to 8.000%	1,239	8.67%	21,673,374.52	10.01%
8.001% to 9.000%	1,055	7.38%	16,896,553.71	7.81%
9.001% to 10.000%	1,156	8.09%	16,833,097.16	7.78%
10.001% to 11.000%	817	5.72%	11,339,183.90	5.24%
11.001% to 12.000%	708	4.95%	9,487,324.72	4.38%
12.001% to 13.000%	796	5.57%	10,344,676.06	4.78%
13.001% to 14.000%	705	4.93%	8,759,523.12	4.05%
14.001% to 15.000%	690	4.83%	8,299,771.44	3.83%
15.001% to 16.000%	562	3.93%	6,356,985.54	2.94%
16.001% to 17.000%	451	3.16%	5,142,297.70	2.38%
17.001% to 18.000%	411	2.88%	4,308,445.78	1.99%
18.001% to 19.000%	323	2.26%	3,227,497.91	1.49%
19.001% to 20.000%	278	1.95%	2,689,627.38	1.24%
20.001% to 21.000%	244	1.71%	2,189,707.61	1.01%
Over 21.000%	448	3.14%	3,673,586.04	1.70%

Totals	14,290	100.00%*	$216,433,220.01	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number of
	Initial	% of Initial	Principal	% of Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	151	1.06%	$2,296,907.84	1.06%
Arizona	588	4.11%	8,970,594.06	4.14%
California	3,241	22.68%	54,326,951.30	25.10%
Colorado	162	1.13%	2,079,705.84	0.96%
Connecticut	57	0.40%	790,393.42	0.37%
Delaware	167	1.17%	2,207,865.30	1.02%
Florida	981	6.86%	14,486,900.24	6.69%
Georgia	763	5.34%	12,722,436.49	5.88%
Idaho	86	0.60%	1,253,443.50	0.58%
Illinois	843	5.90%	11,610,843.14	5.36%
Indiana	176	1.23%	2,197,982.94	1.02%
Iowa	142	0.99%	1,914,457.07	0.88%
Kansas	94	0.66%	1,373,176.84	0.63%
Kentucky	84	0.59%	1,147,546.27	0.53%
Maryland	235	1.64%	3,917,610.40	1.81%
Massachusetts	199	1.39%	2,744,865.00	1.27%
Michigan	700	4.90%	9,214,975.59	4.26%
Minnesota	118	0.83%	1,514,898.82	0.70%
Mississippi	41	0.29%	537,603.08	0.25%
Missouri	400	2.80%	5,685,442.09	2.63%
Montana	28	0.20%	324,501.26	0.15%
Nebraska	37	0.26%	591,205.44	0.27%
Nevada	337	2.36%	5,347,839.20	2.47%
New Hampshire	99	0.69%	1,202,194.36	0.56%
New Jersey	837	5.86%	11,434,422.42	5.28%
New York	154	1.08%	2,397,962.69	1.11%
North Carolina	345	2.41%	6,018,502.35	2.78%
North Dakota	4	0.03%	101,057.48	0.05%
Ohio	313	2.19%	4,367,722.45	2.02%
Oklahoma	116	0.81%	1,664,170.33	0.77%
Oregon	210	1.47%	2,791,364.08	1.29%
Pennsylvania	524	3.67%	7,264,558.13	3.36%
South Carolina	172	1.20%	2,663,004.48	1.23%
South Dakota	30	0.21%	521,194.69	0.24%
Tennessee	246	1.72%	3,832,054.90	1.77%
Texas	717	5.02%	12,030,044.21	5.56%
Utah	143	1.00%	2,039,983.04	0.94%
Vermont	9	0.06%	146,553.10	0.07%
Virginia	530	3.71%	7,608,548.24	3.52%
Washington	153	1.07%	2,135,538.58	0.99%
West Virginia	16	0.11%	272,271.62	0.13%
Wisconsin	10	0.07%	143,282.30	0.07%
Wyoming	32	0.22%	540,645.43	0.25%

Totals	14,290	100.00%*	$216,433,220.01	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$86,399,157.10
Number of contracts	5,580
Average principal balance outstanding	$15,483.72
Average original amount financed	$15,483.72
Original amount financed (range)	$2,053.58 - $66,849.00
Weighted average APR	9.36%
APR (range)	2.99% to 25.00%
Weighted average original term	60.71 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.60 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.000% to 3.000%	2	0.04%	$30,662.08	0.04%
3.001% to 4.000%	170	3.05%	3,317,843.26	3.84%
4.001% to 5.000%	469	8.41%	9,362,923.15	10.84%
5.001% to 6.000%	594	10.65%	11,596,749.13	13.42%
6.001% to 7.000%	569	10.20%	10,706,466.41	12.39%
7.001% to 8.000%	542	9.71%	9,311,009.76	10.78%
8.001% to 9.000%	433	7.76%	6,832,232.77	7.91%
9.001% to 10.000%	456	8.17%	6,548,331.53	7.58%
10.001% to 11.000%	324	5.81%	4,616,557.57	5.34%
11.001% to 12.000%	286	5.13%	3,897,364.79	4.51%
12.001% to 13.000%	329	5.90%	4,396,372.52	5.09%
13.001% to 14.000%	243	4.35%	2,967,868.32	3.44%
14.001% to 15.000%	281	5.04%	3,441,642.07	3.98%
15.001% to 16.000%	211	3.78%	2,530,613.25	2.93%
16.001% to 17.000%	156	2.80%	1,672,300.74	1.94%
17.001% to 18.000%	163	2.92%	1,728,525.63	2.00%
18.001% to 19.000%	85	1.52%	897,019.47	1.04%
19.001% to 20.000%	75	1.34%	811,433.43	0.94%
20.001% to 21.000%	81	1.45%	763,835.57	0.88%
Over 21.000%	111	1.99%	969,405.65	1.12%

Totals	5,580	100.00%*	$86,399,157.10	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	63	1.13%	$941,014.51	1.09%
Arizona	238	4.27%	3,876,902.76	4.49%
California	1,169	20.95%	20,483,267.66	23.71%
Colorado	74	1.33%	901,765.56	1.04%
Connecticut	23	0.41%	284,308.86	0.33%
Delaware	52	0.93%	784,737.23	0.91%
Florida	401	7.19%	6,191,333.84	7.17%
Georgia	312	5.59%	4,873,766.16	5.64%
Idaho	24	0.43%	403,748.40	0.47%
Illinois	362	6.49%	5,086,785.62	5.89%
Indiana	81	1.45%	1,041,132.50	1.21%
Iowa	54	0.97%	812,062.33	0.94%
Kansas	50	0.90%	779,713.09	0.90%
Kentucky	42	0.75%	558,228.75	0.65%
Maryland	111	1.99%	1,655,853.70	1.92%
Massachusetts	91	1.63%	1,312,722.39	1.52%
Michigan	278	4.98%	4,044,893.25	4.68%
Minnesota	74	1.33%	1,023,352.92	1.18%
Mississippi	8	0.14%	109,692.27	0.13%
Missouri	184	3.30%	2,744,962.09	3.18%
Montana	2	0.04%	30,908.00	0.04%
Nebraska	6	0.11%	60,372.30	0.07%
Nevada	145	2.60%	2,358,371.61	2.73%
New Hampshire	38	0.68%	519,483.13	0.60%
New Jersey	253	4.53%	3,339,127.98	3.86%
New Mexico	1	0.02%	27,246.85	0.03%
New York	89	1.59%	1,402,147.98	1.62%
North Carolina	159	2.85%	2,623,845.24	3.04%
North Dakota	6	0.11%	103,476.08	0.12%
Ohio	127	2.28%	1,937,907.89	2.24%
Oklahoma	43	0.77%	625,274.14	0.72%
Oregon	91	1.63%	1,297,972.14	1.50%
Pennsylvania	172	3.08%	2,386,052.57	2.76%
South Carolina	57	1.02%	887,190.19	1.03%
South Dakota	9	0.16%	187,149.45	0.22%
Tennessee	88	1.58%	1,342,554.84	1.55%
Texas	263	4.71%	4,309,508.52	4.99%
Utah	57	1.02%	836,368.33	0.97%
Vermont	5	0.09%	50,690.58	0.06%
Virginia	188	3.37%	2,861,699.79	3.31%
Washington	64	1.15%	907,959.20	1.05%
West Virginia	7	0.13%	93,722.03	0.11%
Wisconsin	5	0.09%	66,997.85	0.08%
Wyoming	14	0.25%	232,886.52	0.27%

Totals	5,580	100.00%*	$86,399,157.10	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$147,169,964.29
Number of contracts	9,718
Average principal balance outstanding	$15,144.06
Average original amount financed	$15,146.43
Original amount financed (range)	$2,325.65 - $75,000.00
Weighted average APR	9.82%
APR (range)	2.99% to 25.00%
Weighted average original term	60.43 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.40 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Prefunded Contracts

	Number of
	Prefunded	% of Prefunded	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.000% to 3.000%	1	0.01%	11,140.62	0.01%
3.001% to 4.000%	213	2.19%	4,231,364.21	2.88%
4.001% to 5.000%	694	7.14%	13,606,517.75	9.25%
5.001% to 6.000%	910	9.36%	18,008,856.69	12.24%
6.001% to 7.000%	892	9.18%	16,346,315.38	11.11%
7.001% to 8.000%	838	8.62%	14,290,510.74	9.71%
8.001% to 9.000%	864	8.89%	13,611,467.74	9.25%
9.001% to 10.000%	831	8.55%	12,027,445.36	8.17%
10.001% to 11.000%	621	6.39%	8,536,528.98	5.80%
11.001% to 12.000%	573	5.90%	7,709,308.96	5.24%
12.001% to 13.000%	533	5.48%	7,249,126.61	4.93%
13.001% to 14.000%	448	4.61%	5,842,722.37	3.97%
14.001% to 15.000%	509	5.24%	6,259,952.59	4.25%
15.001% to 16.000%	472	4.86%	5,629,957.25	3.83%
16.001% to 17.000%	313	3.22%	3,573,912.76	2.43%
17.001% to 18.000%	295	3.04%	3,337,369.84	2.27%
18.001% to 19.000%	216	2.22%	2,335,931.37	1.59%
19.001% to 20.000%	164	1.69%	1,694,337.39	1.15%
20.001% to 21.000%	125	1.29%	1,096,797.96	0.75%
Over 21.000%	206	2.12%	1,770,399.72	1.20%

Totals	9,718	100.00%*	147,169,964.29	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

	Number of Prefunded	% of Prefunded	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	79	0.81%	1,104,773.62	0.75%
Arizona	401	4.13%	6,307,366.49	4.29%
California	2,192	22.56%	36,962,600.30	25.12%
Colorado	116	1.19%	1,611,410.87	1.09%
Connecticut	51	0.52%	720,342.51	0.49%
Delaware	129	1.33%	1,795,366.69	1.22%
Florida	632	6.50%	9,512,789.21	6.46%
Georgia	495	5.09%	8,319,228.55	5.65%
Idaho	60	0.62%	972,028.24	0.66%
Illinois	535	5.51%	7,269,694.96	4.94%
Indiana	95	0.98%	1,227,636.84	0.83%
Iowa	90	0.93%	1,204,879.62	0.82%
Kansas	65	0.67%	838,619.37	0.57%
Kentucky	46	0.47%	597,237.07	0.41%
Maryland	154	1.58%	2,493,540.35	1.69%
Massachusetts	158	1.63%	2,197,113.74	1.49%
Michigan	494	5.08%	6,831,183.06	4.64%
Minnesota	89	0.92%	1,053,060.28	0.72%
Mississippi	24	0.25%	373,099.50	0.25%
Missouri	285	2.93%	3,807,247.64	2.59%
Montana	15	0.15%	209,493.56	0.14%
Nebraska	17	0.17%	233,169.77	0.16%
Nevada	218	2.24%	3,358,044.12	2.28%
New Hampshire	71	0.73%	852,467.20	0.58%
New Jersey	519	5.34%	7,008,034.73	4.76%
New Mexico	7	0.07%	136,150.08	0.09%
New York	153	1.57%	2,523,974.01	1.72%
North Carolina	281	2.89%	4,623,129.81	3.14%
North Dakota	11	0.11%	193,104.75	0.13%
Ohio	186	1.91%	2,538.707.01	1.73%
Oklahoma	85	0.87%	1,114,545.40	0.76%
Oregon	163	1.68%	2,287,806.23	1.55%
Pennsylvania	387	3.98%	5,208,394.26	3.54%
South Carolina	99	1.02%	1,382,347.12	0.94%
South Dakota	41	0.42%	570,723.94	0.39%
Tennessee	205	2.11%	3,065,437.28	2.08%
Texas	492	5.06%	8,168,445.55	5.55%
Utah	72	0.74%	982,584.36	0.67%
Vermont	15	0.15%	232,025.50	0.16%
Virginia	321	3.30%	4,812,490.68	3.27%
Washington	136	1.40%	1,855,884.14	1.26%
West Virginia	4	0.04%	48,935.85	0.03%
Wyoming	30	0.31%	564,850.03	0.38%

Totals	9,718	100.00%*	147,169,964.29	100.00%*

*	Percentages may not add to 100% because of rounding.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION
October 6, 2004	By:	/s/ Michael A. Krahelski
Michael A. Krahelski,
Executive Vice President